SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 7, 2010 (June 7, 2010)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51435	20-2535684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     During the month of June, Chairman and Chief Executive Officer of Superior Well Services, Inc. (the “Company”), David Wallace, will discuss information about the Company contained in the slide presentation attached as Exhibit 99.1 to this report, which slide presentation is incorporated by reference into this Item 7.01.
Mr. Wallace will discuss information about the Company at the following conferences during the month of June:
•	The RBC Energy Conference to be held in New York, New York on June 7 & 8, 2010;

•	The Bank of America Merrill Lynch Smid Cap Conference to be held in Boston, Massachusetts on June 9, 2010. The Company’s presentation will be webcast live at 10:30 a.m. Eastern Time on June 9, 2010 at https://www.veracast.com/webcasts/bas/smidcap2010/id51537400.cfm and www.swsi.com on the “Investor Relations” section and will be archived through June 25, 2010. The slide presentation also will be available on the “Investor Relations” section of the Company’s website at www.swsi.com;

•	The Macquarie Small and Mid Cap Conference to be held in New York, New York on June 15 & 16, 2010. The Company’s presentation will be webcast live at 2:30 p.m. Eastern Time on June 16, 2010 at http://cc.talkpoint.com/macq001/061510a_jc/?entity=25_SUX163I and www.swsi.com on the “Investor Relations” section and will be archived for 180 days. The slide presentation also will be available on the “Investor Relations” section of the Company’s website at www.swsi.com; and

•	Jefferies Boston Energy Day to be held in Boston, Massachusetts on June 28 & 29, 2010.
     Statements contained in Exhibit 99.1 to this report that state the Company’s or its management’s expectations or predictions are forward-looking statements. The Company’s actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the reports that the Company has filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     Superior Well Services, Inc. wishes to furnish its slide presentation which will be given during the month of June, which slide presentation is furnished herewith as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 7.01, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     (d) Exhibits.
99.1	Slide Presentation to be discussed by Chairman and Chief Executive Officer of Superior Well Services, Inc., David Wallace during the month of June.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: June 7, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation to be discussed by Chairman and Chief Executive Officer of Superior Well Services, Inc., David Wallace, during the month of June.

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